                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [x]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                           SKY FINANCIAL GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [x] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:
         Sky Financial Group Inc.
--------------------------------------------------------------------------------

     (4) Date Filed:
         February 11, 2000
--------------------------------------------------------------------------------

                           [SKY FINANCIAL GROUP LOGO]

                            221 South Church Street
                           Bowling Green, Ohio 43402

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                                                                   March 6, 2000



To the Shareholders of Sky Financial Group, Inc.:


The Annual Meeting of Shareholders of Sky Financial Group, Inc. (the "Company") will be held at The Forum Conference Center, One Cleveland Center, 1375 East 9th Street, Cleveland, Ohio 44114, on April 19, 2000 at 9:00 a.m. (local time) for the purpose of considering and voting upon the following matters:


     1. The election of ten Class II Directors to serve until the Annual Meeting of Shareholders in 2003;


     2. To consider and vote upon the approval and adoption of amendments to the Company's Code of Regulations, as more fully described in the accompanying Proxy Statement, including: (i) the elimination of certain provisions adopted in the Company's 1998 merger-of-equals to assure equality in the Board of Directors, Board Executive Committee and Management Executive Committee; (ii) permitting directors of the Company to be removed with or without cause by the affirmative vote of seventy percent of the members of the Board of Directors; and (iii) the amendment of various other provisions relating to the powers of the Board Executive Committee, officer titles and other technical or correcting provisions; and


     3. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on February 21, 2000, are entitled to notice of and to vote at the Annual Meeting of Shareholders. The Proxy Statement and Annual Report of the Company, including financial statements for the year ended December 31, 1999, have been mailed to all shareholders with this Notice of Annual Meeting.

                                          By Order of the Board of Directors

                                          /S/W. GRANGER SOUDER, JR.
                                          W. GRANGER SOUDER, JR.
                                          Secretary


YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED.

                           Sky Financial Group, Inc.
                            221 South Church Street
                           Bowling Green, Ohio 43402

                                PROXY STATEMENT

                              GENERAL INFORMATION

     The Board of Directors of Sky Financial Group, Inc. (the "Company") is soliciting proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on April 19, 2000, and any adjournments thereof.

     The Company is a financial services holding company headquartered in Bowling Green, Ohio. The mailing address of the principal executive offices of the Company is 221 S. Church Street, Bowling Green, Ohio 43402, and its telephone number is (419) 327-6300. The Company currently operates four bank subsidiaries: Sky Bank, Salineville, Ohio ("Sky Bank"), Mid Am Bank, Toledo, Ohio ("Mid Am"), The Ohio Bank, Findlay, Ohio ("Ohio Bank") and Mahoning National Bank of Youngstown, Youngstown, Ohio ("Mahoning Bank").

     Each of the 77,794,742 shares of common stock of the Company, without par value ("Common Stock") outstanding on February 21, 2000 will be entitled to one vote on matters acted upon at the Annual Meeting, either in person or by proxy. The shares represented by all properly executed proxies sent to the Company or its designee will be voted as designated, and in the absence of instructions will be voted in the manner recommended by the Board of Directors of the Company. Any shareholder executing a proxy has the right to revoke it prior to its exercise, by written notice delivered to the Secretary of the Company, by subsequently dated proxy, or by voting in person at the Annual Meeting any time prior to its exercise.

     All costs associated with the solicitation of proxies will be paid for by the Company. Proxies will be solicited primarily by mail, but certain officers and employees of the Company or its subsidiaries may personally solicit proxies without additional compensation. Banks, brokers and other record holders will be asked to send proxies and proxy materials to the beneficial owners of Common Stock to obtain necessary voting instructions, and the Company will reimburse them for their reasonable expenses.

     The proxy materials are first being mailed to shareholders on or about March 6, 2000.

                                  PROPOSAL 1:

                             ELECTION OF DIRECTORS

     Under the Code of Regulations of the Company, the Board of Directors is divided into three classes, designated as Class I, Class II and Class III. Each class consists of approximately one-third of the total number of directors, as fixed from time to time by the Board of Directors. Directors serve staggered three-year terms so that directors of only one class are elected at each annual meeting of shareholders. As of the date of this Proxy Statement, no vacancies exist on the Company's Board of Directors.

     At the Annual Meeting, shareholders will be asked to elect as Class II Directors the ten persons listed below, all of whom are presently serving as Class II Directors of the Company. If any of the Company's nominees are unable to serve, which is not now contemplated, the proxies will be voted for such substitute nominee(s) as the Board of Directors recommends or the number of directors constituting the full Board of Directors may be reduced. In accordance with the Company's Code of Regulations and Ohio law, if a quorum is present at the Annual Meeting, the nominees for director who receive the greatest number of votes cast by the shares present in person or by proxy and entitled to vote at the Annual Meeting will be elected to serve as Class II Directors. Proxies will be voted in favor of the nominees named below or any substitutes unless otherwise instructed by the shareholder. Abstentions and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will not affect the election of directors, because such shares are not considered present for voting purposes.

INFORMATION AS TO NOMINEES

     The following information is provided with respect to each Class II Director, all of whom are nominees for re-election at the Annual Meeting.

CLASS II DIRECTORS -- TERM EXPIRES 2003


-----------------------------------------------------------------------------------------------
       Name, Age and Certain Biographical Information           Period of Service as a Director
-----------------------------------------------------------------------------------------------
David A. Bryan, 52..........................................    Director since 1998;
Partner in the law firm of Wasserman, Bryan, Landry & Honold    Director of subsidiary or
                                                                predecessor since 1991
Keith D. Burgett, 57........................................    Director since 1998;
Veterinarian and owner, Carrollton Animal Hospital; Owner,      Director of subsidiary or
Burgett Angus Farm                                              predecessor since 1988
George N. Chandler, II, 62..................................    Director since 1998;
Vice President, Reduced Iron, Cleveland-Cliffs, Inc., a         Director of subsidiary or
producer of iron ore pellets and iron ore; Mr. Chandler is      predecessor since 1997
the brother-in-law of Richard Hollington, Jr., a Class III
Director of the Company
Robert C. Duvall, 57........................................    Director since 1999;
Retired; formerly Vice President/Finance and Director of        Director of subsidiary or
Wampum Hardware Co., an explosives distributor; formerly        predecessor since 1995
Director of Nobel Insurance LTD
Del E. Goedeker, 60.........................................    Director since 1998;
Retired; formerly Vice President/Corporate Development,         Director of subsidiary or
Tuscarora, Inc., a manufacturer of plastic shipping             predecessor since 1982
containers and materials; formerly Vice President and CFO of
Americas for the Vesuvius Corporation, a manufacturer of
ceramic tableware
H. Lee Kinney, 60...........................................    Director since 1998;
Officer, Sky Bank; Partner in H. M. & L. Realty, a real         Director of subsidiary or
estate holding company; formerly Chairman and CEO of            predecessor since 1979
UniBank, which was acquired by Citizens in March, 1998
Thomas S. Noneman, 59.......................................    Director since 1998;
President and CEO, Tomco Plastic, Inc., a custom plastic        Director of subsidiary or
injection molding manufacturer                                  predecessor since 1988
Gregory L. Ridler, 53.......................................    Director since 1999;
President & CEO, Mahoning National Bank of Youngstown           Director of subsidiary or
                                                                predecessor since 1988
Emerson J. Ross, Jr., 57....................................    Director since 1998;
Manager of Corporate Community Relations, Owens Corning, a      Director of subsidiary or
manufacturer of building materials and composite products       predecessor since 1988
Douglas J. Shierson, 58.....................................    Director since 1998;
Retired; Private Investor                                       Director of subsidiary or
                                                                predecessor since 1995
-----------------------------------------------------------------------------------------------

INFORMATION AS TO DIRECTORS WHOSE TERM OF OFFICE CONTINUES

     The following information is provided with respect to incumbent Class I and Class III Directors who are not nominees for election at the Annual Meeting.

CLASS I DIRECTORS -- TERM EXPIRES 2002


-----------------------------------------------------------------------------------------------
       Name, Age and Certain Biographical Information           Period of Service as a Director
-----------------------------------------------------------------------------------------------
Gerald D. Aller, 62.........................................    Director since 1998;
President, Aller's Pharmacy, Inc., a retail pharmacy            Director of subsidiary or
                                                                predecessor since 1988
Charles I. Homan, 56........................................    Director since 1999;
Executive Vice President and Regional Director, Post,           Director of subsidiary or
Buckley, Schuh & Jernigan, Inc., an engineering and             predecessor since 1994
construction management services company; formerly President and CEO of Michael Baker Corporation, a construction and
operations services company
Jonathan Levy, 39...........................................    Director since 1999;
Partner, Redstone Investments, a real estate development,       Director of subsidiary or
acquisition and management firm; President, Redstone            predecessor since 1996
Construction, Inc., and affiliated company
Kenneth E. McConnell, 63....................................    Director since 1998;
Owner/Operator, McConnell's Farm Market, a wholesale and        Director of subsidiary or
retail meat processing company                                  predecessor since 1973
Thomas J. O'Shane, 52.......................................    Director since 1999;
Senior Executive Vice President, Sky Financial Group, Inc.;     Director of subsidiary or
formerly CEO of First Western Bancorp, Inc.                     predecessor since 1988
Edward J. Reiter, 60........................................    Director since 1998;
Senior Chairman, Sky Financial Group, Inc.; formerly            Director of subsidiary or
Chairman and CEO, Mid Am                                        predecessor since 1988
Patrick W. Rooney, 64.......................................    Director since 1998;
Chairman and CEO, Cooper Tire & Rubber Company, a               Director of subsidiary or
manufacturer of engineered rubber products supplied to the      predecessor since 1991
automotive industry; Mr. Rooney is also a director of Cooper
Tire & Rubber Company, Alltrista Corporation and Huffy
Corporation
C. Gregory Spangler, 59.....................................    Director since 1998;
Chairman and CEO, Spangler Candy Company, a manufacturer of     Director of subsidiary or
candy products                                                  predecessor since 1993
Robert E. Stearns, 60.......................................    Director since 1998;
Dentist, Drs. Stearns-Zouhary-Fisher, DDS, Inc.                 Director of subsidiary or
                                                                predecessor since 1988
-----------------------------------------------------------------------------------------------

CLASS III DIRECTORS -- TERM EXPIRES 2001


-----------------------------------------------------------------------------------------------
       Name, Age and Certain Biographical Information           Period of Service as a Director
-----------------------------------------------------------------------------------------------
Marty E. Adams, 47..........................................    Director since 1998;
President and CEO, Sky Financial Group, Inc.; formerly Vice     Director of subsidiary or
Chairman of the Board, President and CEO of Citizens and Sky    predecessor since 1984
Bank, a subsidiary of the Company
D. James Hilliker, 52.......................................    Director since 1998;
Vice President/Owner, Better Food Systems, Inc., a company      Director of subsidiary or
which owns and operates Wendy's restaurant franchises           predecessor since 1995
Richard R. Hollington, Jr., 67..............................    Director since 1998;
Senior Partner in the law firm of Baker & Hostetler, LLP.       Director of subsidiary or
Mr. Hollington is the brother-in-law of George N. Chandler,     predecessor since 1958
II, a Class II Director of the Company
Fred H. Johnson, III, 38....................................    Director since 1998;
President and CEO, Summitcrest, Inc., a company which           Director of subsidiary or
operates Angus cattle farms                                     predecessor since 1987
Marilyn O. McAlear, 64......................................    Director since 1998;
Chief Financial Officer, Service Spring Corp., a                Director of subsidiary or
manufacturer of spring products                                 predecessor since 1988
James C. McBane, 60.........................................    Director since 1998;
Agent and Principal, McBane Insurance Agency, Inc.              Director of subsidiary or
                                                                predecessor since 1964
Gerard P. Mastroianni, 44...................................    Director since 1998;
President, Buckeye Village Market, Inc., a grocery store        Director of subsidiary or
chain; President, Alliance Venture, a real estate holding       predecessor since 1996
Company.
Robert E. Spitler, 50.......................................    Director since 1999;
Attorney, Spitler, Vogtsberger & Huffman, LLP                   Director of subsidiary or
                                                                predecessor since 1987
Joseph N. Tosh, II, 58......................................    Director since 1998;
Officer, Sky Bank, a subsidiary of the Company; formerly        Director of subsidiary or
President and CEO, Century Financial Corporation and Century    predecessor since 1986
National Bank & Trust Company, which were acquired by
Citizens
-----------------------------------------------------------------------------------------------

                               BOARD OF DIRECTORS
               MEETINGS, COMMITTEES, FUNCTIONS, AND COMPENSATION

     The Board of Directors of the Company held five regular and four special meetings in 1999. Each director attended at least 75% of the total meetings of the Board of Directors and its committees held in 1999. To assist in carrying out its responsibilities, the Board of Directors has established five standing committees which are described below.

EXECUTIVE COMMITTEE

     The members of the Executive Committee of the Board of Directors are Marty
E. Adams, Keith D. Burgett, Richard R. Hollington, Jr., Thomas S. Noneman, Thomas J. O'Shane, Edward J. Reiter, C. Gregory Spangler, Joseph N. Tosh, II and James C. McBane, who serves as Chairperson. The Executive Committee met seven times in 1999. The Executive Committee exercises all powers of the Board of Directors in the management of the business and affairs of the Company while the Board of Directors is not in session, subject to certain limitations.

AUDIT COMMITTEE

     The members of the Audit Committee of the Board of Directors are David A. Bryan, George N. Chandler, II, Kenneth E. McConnell, Emerson J. Ross, Jr., Robert E. Spitler and Fred H. Johnson, III, who serves as Chairperson. The Audit Committee met six times in 1999. Included among the functions of the Audit Committee are (i) the appointment of the Company's independent auditors; (ii) review of the external audit plan and the results of the auditing engagement;
(iii) review of the internal audit plan and results of the internal audits; and
(iv) review of the adequacy of the Company's system of internal audit controls.

RISK MANAGEMENT COMMITTEE

     The members of the Risk Management Committee of the Board of Directors are Gerald D. Aller, Charles I. Homan, H. Lee Kinney, Jonathan Levy, Gregory L. Ridler, Robert E. Stearns and Douglas J. Shierson, who serves as Chairperson. The Risk Management Committee met five times in 1999. The Risk Management Committee is responsible for reviewing the adequacy of systems and procedures controlling risk throughout the Company and its subsidiaries, including credit risk, interest rate/ liquidity risk, legal/compliance risk, strategic/reputation risk and transaction risk.

GOVERNANCE COMMITTEE

     The members of the Governance Committee of the Board of Directors are Emerson J. Ross, Jr., Patrick W. Rooney and Robert C. Duvall, who serves as Chairperson. The Governance Committee met one time in 1999. The Governance Committee is responsible for making independent recommendations to the Board of Directors as to best practices for Board governance, evaluation of Board performance, and further serves as the Company's nominating committee, selecting individuals for election to the Board of Directors and considering incumbent directors for nomination for re-election. The Governance Committee will consider shareholder nominations for directors in accordance with the Code of Regulations.

COMPENSATION COMMITTEE


  COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


     The members of the Compensation Committee of the Board of Directors are Robert C. Duvall, Del E. Goedeker, Gerard P. Mastroianni, Marilyn O. McAlear, Patrick W. Rooney and D. James Hilliker, who serves as Chairperson. The Compensation Committee met four times in 1999.

     Members of the Compensation Committee, or their associates, were customers of or had transactions with the Company or the Company's banking or other subsidiaries in the ordinary course of business during 1999, and additional transactions may be expected to take place in the future. All outstanding loans to directors and their associates, and purchases and placements of investment securities and other financial instruments included in such transactions, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral where applicable, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features.


  COMMITTEE RESPONSIBILITIES


     The Compensation Committee is responsible for the oversight and administration of the compensation and benefit plans of the Company and its subsidiaries. The Compensation Committee oversees (i) the Company's compensation strategy, policies and programs; (ii) the compensation levels of directors and executive management; (iii) management development and succession planning; and
(iv) administration of the Company's employee benefit plans.

COMPENSATION OF DIRECTORS

     Each director of the Company receives an annual cash retainer of $12,000; in addition, non-employee directors receive a fee of $1,000 for each Board of Directors meeting attended and a fee of $500 for each committee meeting attended. Committee chairpersons receive an additional fee of $250 for each committee meeting attended. Each non-employee director received a grant of an option to purchase 1,500 shares of the Company's Common Stock pursuant to the Amended and Restated 1998 Stock Option Plan for Non-Employee Directors.

               BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK

     Generally, under the rules of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of a security with respect to which such person, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power (which includes power to vote, or direct the voting of, such security) or investment power (which includes power to dispose of, or direct the disposition of, such security). In addition, a person is deemed to be the beneficial owner of a security if he or she has the right to acquire such voting or investment power over the security within sixty days, for example, through the exercise of a stock option.

     The following table shows the beneficial ownership of the Company's Common Stock as of December 31, 1999 by (i) each person who is the beneficial owner of more than five percent of the outstanding shares of the Company's Common Stock;
(ii) each director of the Company; (iii) each executive officer named in the Summary Compensation Table on page 9; and (iv) all directors and executive officers as a group.


------------------------------------------------------------------------------------------------------
                                                         Amount and Nature of
                                                         Beneficial Ownership as
                                                         of December 31, 1999       Percent of Class
                        Name                                 (1), (2)               (if 1% or Greater)
------------------------------------------------------------------------------------------------------
Sky Financial Group, Inc.............................           1,694,839(3)               2.18%
Marty E. Adams.......................................             182,702
Gerald D. Aller......................................             100,410
David A. Bryan.......................................              29,816
Keith D. Burgett.....................................              46,218
George N. Chandler...................................             668,923(4)
Robert C. Duvall.....................................              77,182
David R. Francisco...................................             235,866
Del E. Goedeker......................................              60,123
D. James Hilliker....................................              90,775
Richard R. Hollington, Jr............................             549,720(5)
Charles I. Homan.....................................              15,175
Fred H. Johnson, III.................................             162,414
H. Lee Kinney........................................              43,504
Frank J. Koch........................................              35,004
Jonathan Levy........................................              40,525
Gerard P. Mastroianni................................              32,286
Marilyn O. McAlear...................................              60,720
James C. McBane......................................             201,812
Kenneth E. McConnell.................................             168,458(6)
Thomas S. Noneman....................................              67,455
Thomas J. O'Shane....................................             279,224
Edward J. Reiter.....................................             270,496
Gregory L. Ridler....................................              47,535
Patrick W. Rooney....................................              14,688
Emerson J. Ross, Jr..................................              42,774
Douglas J. Shierson..................................             186,752
W. Granger Souder, Jr................................              47,327
C. Gregory Spangler..................................              42,256
Robert E. Spitler....................................             112,786(7)
Robert E. Stearns....................................              55,047
Kevin T. Thompson....................................               9,043
Joseph N. Tosh, II...................................             243,921
All Directors and Executive Officers as a group......           5,915,776                  7.60%
------------------------------------------------------------------------------------------------------


(1) Includes shares held in the name of spouses, minor children, certain relatives, trusts, estates and certain affiliated companies as to which beneficial ownership may be disclaimed.


(2) The amounts shown represent the total shares owned outright by such individuals together with shares issuable upon the exercise of currently vested, but unexercised stock options. Specifically, the following individuals have the right to acquire the shares indicated after their names, upon the exercise of such stock options: Mr. Adams, 28,764; Mr. Aller, 38,440; Mr. Bryan, 23,665; Mr. Burgett, 15,733; Mr. Chandler, 11,048;
    Mr. Duvall, 8,220; Mr. Francisco, 193,488; Mr. Goedeker, 14,679; Mr. Hilliker, 27,281; Mr. Hollington, 16,543; Mr. Homan, 12,226; Mr. Johnson, 7,182; Mr. Kinney, 7,554; Mr. Koch, 10,165; Mr. Levy, 8,965; Mr.
    Mastroianni, 14,697; Mrs. McAlear, 30,503; Mr. McBane, 16,552; Mr. McConnell, 7,867; Mr. Noneman, 36,639; Mr. O'Shane, 201,067; Mr. Reiter, 133,263; Mr. Ridler, 2,981; Mr. Rooney, 10,481; Mr. Ross, 29,269; Mr.
    Shierson, 29,058; Mr. Souder,

    35,643; Mr. Spangler, 35,638; Mr. Spitler, 5,961; Mr. Stearns, 30,599; Mr.
    Thompson, 9,043; Mr. Tosh, 84,468; and all directors and executive officers as a group, 1,137,682.


(3) Various bank subsidiaries of the Company were deemed beneficial owners of portions of the referenced number of shares based upon their sole or shared voting or investment power over the shares. The bank subsidiaries hold the shares solely in a fiduciary or custodial capacity under numerous trust relationships, none of which represents more than five percent of the Company's outstanding shares. In their fiduciary capacities, the bank subsidiaries held 1,694,839 shares of the Company's Common Stock on December 31, 1999. The Company disclaims beneficial ownership of the shares which may be deemed to be beneficially owned by its bank subsidiaries.


(4) Mr. Chandler disclaims beneficial ownership of the reported shares of Common Stock, all of which are owned by his wife.

(5) The number of shares of Common Stock shown as beneficially owned by Mr. Hollington includes 64,287 shares owned by his wife, for which Mr. Hollington disclaims beneficial ownership.

(6) The number of shares of Common Stock shown as beneficially owned by Mr. McConnell includes 49,368 shares held in trust for Mr. McConnell's wife or are owned jointly by Mr. McConnell's wife and son. Mr. McConnell disclaims beneficial ownership of these shares.

(7) The number of shares of Common Stock shown as beneficially owned by Mr. Spitler includes 11,232 shares held as custodian for his son or owned outright by his wife and children. Mr. Spitler disclaims beneficial ownership of these shares.

                             EXECUTIVE COMPENSATION

     The following table is a summary of certain compensation awarded, paid to, or earned by the Company's Chief Executive Officer and its other five most highly compensated executive officers (the "Named Executives").

SUMMARY COMPENSATION TABLE

------------------------------------------------------------------------------------------------------------------------
                                             Annual Compensation                   Long Term Compensation
------------------------------------------------------------------------------------------------------------------------
                                                                       Other            Securities
                                                                       Annual           Underlying         All Other
Name/Title                   Year    Salary         Bonus         Compensation (1)   Options/SARs (2)   Compensation (3)
------------------------------------------------------------------------------------------------------------------------
Marty E. Adams.............  1999   $500,912       $457,551                               40,000           $   62,886
President and CEO            1998    346,154        265,000                               49,810               82,956
Sky Financial Group, Inc.    1997    250,000        170,000                                2,649               45,500
Thomas J. O'Shane..........  1999    343,235        140,250                               25,000            2,023,148
Senior EVP                   1998    341,898(4)      160,920(4)                           15,985(4)            12,502(4)
Sky Financial Group, Inc.    1997    306,461(4)       94,837(4)                           13,987(4)            13,968(4)
Kevin T. Thompson..........  1999    180,547        127,683                               15,000               17,229
EVP and CFO                  1998     39,577         23,746                               24,200                    0
Sky Financial Group, Inc.    1997         --             --                                   --                   --
W. Granger Souder, Jr......  1999    158,581        112,148                               10,000               18,617
EVP and General Counsel      1998    151,660        102,100           $28,811             12,100               31,608
Sky Financial Group, Inc.    1997    140,233         86,210                               15,617               27,023
Frank J. Koch..............  1999    167,803        118,670                               10,000               19,189
EVP, Chief Lending Officer   1998    131,730         75,000                               18,786               30,340
Sky Financial Group, Inc.    1997    115,500         69,000                                1,299               22,200
David R. Francisco.........  1999    600,912        600,000                                    0            3,296,218
Former Chairman and CEO      1998    406,850        346,493                               48,400               81,601
Sky Financial Group, Inc.    1997    325,000        229,618                               58,712               64,432
------------------------------------------------------------------------------------------------------------------------


(1) Benefits classified as Other Annual Compensation that did not exceed the lesser of $50,000 or 10% of the Named Executive's annual salary and bonus are not reported. In 1998, Other Annual Compensation for Mr. Souder includes the value of his company automobile ($27,865), which was transferred to him in connection with the Company's elimination of this benefit for officers of the Company.


(2) Options granted have been adjusted for the stock splits, stock dividends and similar occurrences affecting all outstanding shares.


(3) In 1999, All Other Compensation for Messrs. Adams, O'Shane, Thompson, Souder, Koch and Francisco consists of contributions under the Company's ESOP Pension Plan, Profit Sharing Plan and 401(K) Plan of $19,200, $15,207, $14,400, $18,426, $18,211, and $19,200 respectively. Also included are amounts accrued under the Company's supplemental retirement plan (Mr. Adams, $42,589; Mr. Thompson, $2,466; Mr. Koch, $936; and Mr. Francisco, $124,909);
    and group term life insurance and bank owned life insurance premiums paid by the Company (Mr. Adams, $1,096; Mr. O'Shane, $1,064; Mr. Thompson, $363; Mr. Souder, $190; Mr. Koch, $41; and Mr. Francisco, $2,109). All Other Compensation for Mr. O'Shane includes $2,007,941 paid by First Western by operation of the change in control provisions of his employment contract with First Western. All Other Compensation for Mr. Francisco includes $3,150,000 paid by the Company pursuant to the terms of his employment contract and in connection with his retirement.



(4) Reflects compensation paid to Mr. O'Shane by First Western Bancorp, Inc.

STOCK OPTIONS

     The following table sets forth information concerning 1999 grants to the Named Executives of options to purchase Common Stock under the Company's 1998 Stock Option Plan for Employees.

OPTION GRANTS TABLE
--------------------------------------------------------------------------------


                                Option Grants in Last Fiscal Year                      Potential Realizable
                             ---------------------------------------                     Value at Assumed
                                                                                              Rates
                                                                                          of Stock Price
                                                                                         Appreciation for
                                                                                         Option Term (1)
------------------------------------------------------------------------------------------------------------
                             Number of         % of
                             Securities       Total
                             Underlying      Options       Exercise
                              Options        Granted         Price      Expiration
Name                          Granted      to Employees    Per Share       Date          5%          10%
------------------------------------------------------------------------------------------------------------
Marty E. Adams...........     40,000(2)       6.56%         $18.937       1/19/10     $476,388    $1,207,259
                              13,664(3)        6.23          20.125      12/30/09      172,938       438,260
Thomas J. O'Shane........     25,000(2)        4.10          18.937       1/19/10      297,742       754,537
                               6,832(3)        3.12          20.125      12/30/09       86,469       219,130
Kevin T. Thompson........     15,000(2)        2.46          18.937       1/19/10      178,645       452,722
                               5,217(3)        2.38          20.125      12/30/09       66,029       167,330
W. Granger Souder, Jr....     10,000(2)        1.64          18.937       1/19/10      119,097       301,815
                               4,347(3)        1.98          20.125      12/30/09       55,018       139,426
Frank J. Koch............     10,000(2)        1.64          18.937       1/19/10      119,097       301,815
                               4,596(3)        2.10          20.125      12/30/09       58,169       147,412
David R. Francisco(4)....          0(2)         N/A             N/A           N/A          N/A           N/A
                                   0(3)         N/A             N/A           N/A          N/A           N/A
------------------------------------------------------------------------------------------------------------


(1) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, in the market value of the Common Stock.

(2) Grant Options -- Options were granted as 1999 compensation under the Company's 1998 Stock Option Plan for Employees ("Employee Option Plan") on January 19, 2000 and vest over five years in the following increments: 40% on the second anniversary of the grant date and an additional 20% on each successive anniversary of the grant date. The option exercise price is not adjustable except for stock splits, stock dividends and similar occurrences affecting all outstanding shares.

(3) Elective Options -- Options were granted under the Employee Option Plan on December 30, 1999 in exchange for the individual's voluntary forfeiture of a portion of 2000 salary. Elective options are fully vested on the grant date. The option exercise price is not adjustable except for stock splits, stock dividends and similar occurrences affecting all outstanding shares.

(4) Former Chairman & CEO of the Company.

FISCAL YEAR-END OPTION/SAR VALUES
--------------------------------------------------------------------------------


                                                         Number of Shares
                                                            Underlying                Value of Unexercised
                                                     Unexercised Options/SARs      In-the-Money Options/Sars
                                                           at 12/31/99                    at 12/31/99
--------------------------------------------------------------------------------------------------------------
                           Shares       Value
                         Acquired on   Realized    Exercisable    Unexercisable   Exercisable    Unexercisable
          Name           Exercise(#)     ($)           (#)             (#)            ($)             ($)
--------------------------------------------------------------------------------------------------------------
Marty E. Adams..........        0            0        28,764         56,521           36,424         35,482
Thomas J. O'Shane.......        0            0       201,067              0        2,211,850              0
Kevin T. Thompson.......        0            0         9,043         24,200                0              0
W. Granger Souder,
  Jr....................        0            0        35,643         21,471          168,909         17,330
Frank J. Koch...........        0            0        10,165         22,022           17,661         17,401
David R. Francisco......        0            0       193,488              0          597,585              0
--------------------------------------------------------------------------------------------------------------


EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS


  EMPLOYMENT AGREEMENTS


     Employment agreements are in effect between the Company and certain key executives (including Mr. Adams, Mr. O'Shane, Mr. Koch and Mr. Thompson).

     The employment agreement with Mr. Adams is for an initial five year term and automatically renews for an additional one year upon each anniversary of the agreement commencing with the third such anniversary, unless prior notice not to renew is given. Pursuant to the agreement, Mr. Adams initially serves as President and Chief Operating Officer, until the fifth anniversary of the agreement. Mr. Adams was appointed President and CEO of the Company on September 24, 1999. The agreement provides for an initial base salary of $500,000 for Mr. Adams, which may not be reduced during the term of the agreement. Mr. Adams is eligible to receive an annual target bonus equal to at least 40% of such base salary.

     Mr. Adams' agreement provides for payments upon the executive's termination without "cause" or for "good reason" (as defined below), or if the agreement is not renewed by the Company, equal to the greater of (i) the sum of Mr. Adams' annual base salary plus targeted annual bonus ("Annual Cash Compensation") multiplied by the number of whole and partial years remaining in the employment term as it existed immediately preceding termination and (ii) three times Annual Cash Compensation. Welfare benefit continuation will be provided for the remainder of the term. If such termination occurs during the two-year period following a "Change in Control," Mr. Adams would receive the greater of the termination payment described above, or three times the sum of his highest annual rate of base salary and his highest annual bonus during the three year period immediately prior to the date of termination, and continued welfare benefits for the longer of three years or the remaining period of the term as it existed immediately prior to termination. Upon any such termination all stock options granted after the Effective Time shall vest and become immediately exercisable in full. For purposes of the agreement, "cause" means (a) the willful and continued failure by the executive to substantially perform his duties which is detrimental to the Company after a written demand for substantial performance is made by the Board, or (b) the willful engagement by the executive in gross misconduct materially and demonstrably injurious to the Company. For purposes of the agreement, "good reason" means (1) for the period prior to or more than two years after a change in control: removal of, or failure to reappoint the executive to his initial position; removal of, or failure to appoint or reappoint the executive to his subsequent position after the fifth anniversary of the Effective Time; reduction in base salary, bonus or benefits; change in responsibilities; or relocation of the executive's office base of more than 30 miles; and (2) for the period two years after a change in control: the events described in (1) above; requiring the executive to travel on Company business to a substantially greater extent than he did immediately prior to the change in control; refusal to permit the executive to engage in non-business activities which he was permitted to engage in prior to the change in control; termination which does not comply with notice provisions under the agreement; or failure of the Company to cause its successor or transferee to assume the agreement. In addition, the executive may voluntarily terminate his employment with the Company during the thirty day period commencing one year after a change in control, and such voluntary termination will be considered "good reason" under the agreement.

     If any payments pursuant to the agreements or otherwise would be subject to any excise tax under the Internal Revenue Code, the Company will provide an additional payment such that the executive retains a net amount equal to the payments he would have retained if such excise tax had not applied.

     In connection with the acquisition of First Western, the Company entered into an employment agreement with Mr. O'Shane for a term of ten years. The agreement provides for an initial base salary of $275,000, which may not be reduced during the term of the agreement. Mr. O'Shane is entitled to receive an annual targeted bonus equal to at least 50% of such base salary.

     Mr. O'Shane's agreement provides for a lump sum payment upon the executive's termination without "cause" or for "good reason" (as defined below), equal to the sum of Mr. O'Shane's annual base salary plus the average of the prior two bonuses paid, times the number of whole and partial years remaining in the employment term. Additionally, the agreement provides that upon Mr. O'Shane's voluntary termination of employment after the third anniversary of the agreement, without "good reason", the Company shall pay to the executive an amount equal to the product of Mr. O'Shane's annual base salary times the number of whole and partial years remaining in the employment term, provided that Mr. O'Shane agrees to the terms of a covenant not-to-compete for a period of two years following termination. For purposes of the agreement, "cause" means (a) the willful and continued failure by the executive to substantially perform his duties which is detrimental to the Company after a written demand for substantial performance is made by the Board, or (b) the willful engagement by the executive in gross misconduct materially and demonstrably injurious to the Company. For purposes of the agreement, "good reason" means (a) the Company's breach of the agreement and its failure to cure the breach, or (b) the Company's wrongful termination of the executive.

     Citizens, the Company's predecessor, entered into an employment agreement with Frank J. Koch, Executive Vice President, which contains change in control provisions which were triggered as a result of the October 1998 merger between Citizens and Mid Am. The agreement provides that upon a change in control of Citizens, Mr. Koch shall continue to be employed by the Company in an executive position until the earlier of: (i) normal retirement; or (ii) twenty-four months, during which time he shall receive (a) his annual salary, for the first twelve-months, at least equal to his highest base salary for any month during the twelve-month period preceding the change in control, and for the second twelve months, at least equal to his salary of the subsequent year plus a pay increase calculated in a manner at least as favorable as the manner in which the pay increases for other Company executives are calculated; (b) an annual bonus calculated in a manner at least as favorable as the manner in which the last annual bonus paid to the him prior to the change in control was calculated, or the annual bonus paid to him by the Company in the immediately preceding year, whichever is greater; (c) continued insurance and health benefits; and (d) continued participation in the Citizens Profit Sharing Plan and Trust (the "Profit Sharing Plan"). Following a change in control, if Mr. Koch's employment with the Company is terminated by the Company for any reason, including death or disability (but excluding misconduct) or by Mr. Koch for cause (as that term is defined in the agreement), Mr. Koch shall receive, for a twenty-four month period from the date of the change in control an amount equal to: (1) monthly salary at the level of the highest monthly salary received during the twelve months immediately preceding the change in control; (2) a contribution to the Profit Sharing Plan, if possible; and (3) the greater of the average of the annual bonuses received by Mr. Koch from Citizens during the three calendar years immediately preceding (A) the change in control or (B) his termination; reduced by any amount received during such year pursuant to the Company's long-term disability policy. Mr. Koch may elect to receive this amount in equal monthly installments, or if elected within sixty days following his termination, in a single lump sum payment. In addition, Mr. Koch will be entitled to receive continued welfare benefits. In the event Mr. Koch terminates his employment within six months of a change in control, he shall be entitled to receive one year's salary plus a bonus prorated to the date of termination of employment.


  CHANGE IN CONTROL AGREEMENTS


     Change in control agreements are in effect between the Company and certain key executives, including Mr. Thompson and Mr. Souder (the "Change in Control Agreements").

     Pursuant to the Change in Control Agreements, the Company and its subsidiaries may terminate an executive officer's employment for any reason or for no reason, with or without notice. The Change in Control Agreements do not change the individual's status as employees at will under the laws of the State of Ohio. In the event of an involuntary termination or diminution of status without cause after a change in control (as defined below), the executive officers are entitled to compensation payable in a lump sum or monthly installments equal to a percentage of the individual's average total compensation for the immediately preceding two years. The applicable percentage is two hundred percent for Mr. Thompson and two hundred fifty percent for Mr. Souder. The Company and its subsidiaries are not obligated to pay any amount which is in excess of the then maximum amount which is deductible for federal income tax purposes.

     For purposes of the Change in Control Agreements, a change in control is defined, among other occurrences, as a merger, consolidation or sale of substantially all of the assets of the Company with or into any other corporation where shareholders of the Company receive less than 60% of the shares of the resulting corporation; certain situations involving the issuance, ownership, or control of 25% or more of the outstanding Common Stock or assets of the Company; or the removal, termination or retirement of a majority of the members of the Board of Directors.

                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

BASE SALARY

     Base salaries for the Company's executive officers are reviewed by the Committee annually. They are primarily determined by evaluating the officer's responsibilities, position and contribution to the Company. Base salaries for executive officers are generally set at levels which the Committee believes are competitive with peer banking institutions and general industries, as applicable, and are adjusted for individual performance. For 1999, due to the Company's aggressive earnings target, the Committee decided to authorize modest base salary increases, with increased emphasis on variable pay through the Company's annual incentive plan.

ANNUAL INCENTIVE COMPENSATION

     Corporate-wide incentive compensation awards played a key role in implementing the Company's strategy of attracting and retaining qualified executive officers by rewarding quality performance. The Company's annual cash incentive compensation was based on short-term performance, including (i) achievement of corporate or subsidiary annual return on equity ("ROE") and earnings per share goals established by the Boards of Directors of the Company and its subsidiaries; (ii) achievement of work group or departmental goals; and
(iii) individual performance. These criteria were weighted on the basis of the participant's job responsibilities and ability to affect the financial performance of the Company or the participant's subsidiary. For example, awards to executive officers who were senior vice presidents were comprised of 70% corporate performance and 30% individual and/or workgroup performance, while a bank teller's criteria was weighted 80% on individual and banking center performance and 20% on corporate performance. Incentive compensation for each of the executive officers identified in the Summary Compensation Table (the "Named Executive Officers") was awarded solely on the basis of the consolidated financial performance of the Company.

     In 1999, the Committee raised the maximum bonus percentages for officers of the Company with the title Executive Vice President and above to offset lower base salary increases and to further encourage management to achieve the Company's earnings target.

     Awards under the incentive plan were paid on a matrix, with the payout corresponding to varying levels of achievement in the financial, work group and individual performance perspectives. Target and maximum bonus percentages for Mr. Adams were 40% and 100% of base salary, respectively. Target and maximum bonus percentages for Messrs. Thompson, Souder and Koch were 30% and 80% of base salary, respectively. Target and maximum bonus percentages for Mr. O'Shane were 30% and 80% of base salary, respectively, for the last five months of 1999 (his period of employment by the Company). Mr. O'Shane received incentive compensation under the First Western incentive plan for the first seven months of 1999. No incentive awards would be payable to a plan participant if the Company or the individual's subsidiary, as applicable, failed to meet minimum levels of financial performance established by its respective Board of Directors.

LONG-TERM INCENTIVE COMPENSATION

     The Committee retained Crowe, Chizek and Company, LLP to assist in establishing appropriate stock option grant levels, based upon industry peer group data, the Company's prior long-term incentive compensation practice, and the number of stock options outstanding relative to the number of shares of the Company's common stock outstanding. The Committee also considered, but did not take action upon, the issuance of incentive stock options. Non-qualified options to purchase common stock of the Company were granted to executive officers under the 1998 Stock Option Plan for Employees to encourage these individuals to manage the Company in a manner that would increase long-term shareholder value. Grants were made at an option price of 100% of the common stock's market value on the grant date, vested in increments over five years, and will expire 10 years from the date of grant unless the optionee no longer serves as an employee or director of the Company or a subsidiary. Options were granted by the Committee using the Black-Scholes option valuation model, and were adjusted based upon considerations such as dilution, the number of shares of the Company's common stock outstanding, the Company's financial performance and the officer's individual performance.

     Profit Sharing Plan contributions were made by the Company if corporate ROE targets set by the Board of Directors were achieved. Contributions qualified as employee stock ownership contributions and were invested primarily in the Company's common stock.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

     Mr. Francisco served as the Company's Chairman and CEO from October 2, 1998 until September 24, 1999. Thereafter, Mr. Adams was appointed and serves as the Company's President and CEO.

     The cash compensation of Mr. Francisco was reviewed by the Compensation Committee in December, 1998, to establish Mr. Francisco's compensation for 1999. In determining Mr. Francisco's compensation, the Committee considered the Company's 1998 financial performance, the merger integration activities planned for 1999 and the terms of his employment contact. After consideration of these factors, the Committee established Mr. Francisco's 1999 base salary at $600,000, the minimum provided in his employment contract. Furthermore, this targeted annual incentive opportunity was maintained at 40% of base salary, with a maximum annual incentive payout of 100%.

     Similarly, the Committee established Mr. Adam's base salary at $500,000, the amount provided for in his employment contract, with a targeted annual incentive of 40% of base salary and a maximum payout of 100%.

     Furthermore, in its review of long term incentive compensation for Mr. Francisco and Mr. Adams, the Committee retained Crowe, Chizek and Company LLP to provide a report as to market data for long term option-based compensation. In addition to the information provided by Crowe Chizek, the Committee considered the Company's 1998 results of operations, the achievement of its financial objectives and the completion of various merger-related integration initiatives. Considering these and other factors, the Committee granted Mr. Francisco and Mr. Adams each options to acquire 40,000 shares of the Company's common stock on November 18, 1998 at a strike price of $28.64 (or 100% of the fair market value of the Company's common stock on the grant date).

                                          Respectfully submitted,
                                          The Compensation Committee

                                          D. James Hilliker, Chairperson
                                          Robert C. Duvall
                                          Del E. Goedeker
                                          Gerard P. Mastroianni
                                          Marilyn O. McAlear
                                          Patrick W. Rooney

                               PERFORMANCE GRAPH

     The following graph shows a comparison of cumulative total shareholder returns for the Company, the Nasdaq Bank Index, the Russell 2000 Index and the Standard & Poor's 500 Stock Index for the five-year period ended December 31, 1999. The total shareholder return assumes a $100 investment in the common stock of Citizens Bancshares, Inc., the Company's predecessor, and each index on December 31, 1994, and that all dividends were reinvested.
[Performance Graph]

                                        SKY FINANCIAL GROUP     NASDAQ BANK INDEX      RUSSELL 2000 INDEX       S&P 500 INDEX
                                        -------------------     -----------------      ------------------       -------------
1994                                           100.00                 100.00                 100.00                 100.00
1995                                           125.11                 147.36                 127.36                 137.12
1996                                           144.62                 190.05                 148.28                 168.22
1997                                           323.47                 315.37                 180.98                 223.90
1998                                           263.08                 283.33                 176.92                 287.35
1999                                           228.75                 267.12                 214.27                 347.36

     The Company's Performance Graph now includes the Russell 2000 Index, which the Company believes provides a more meaningful comparison to the Company's performance than the S&P 500 Index. The Company is one of the two thousand companies included in the Russell 2000 Index. The S&P 500 is comprised of companies with substantially larger market capitalizations, and will not be retained in future Performance Graphs.

                                  PROPOSAL 2:

              ADOPTION OF AMENDED AND RESTATED CODE OF REGULATIONS


     The Company is proposing to adopt and approve certain amendments to its Code of Regulations, (the "Current Code"), all of which are contained in the Amended and Restated Code of Regulations (the "Restated Code") attached as Annex 1 to this Proxy Statement. The Company's Current Code was adopted on October 2, 1998 at the consummation of the merger-of-equals transaction (the "Merger") between Citizens Bancshares, Inc. ("Citizens") and Mid Am, Inc. ("Mid Am"). Since the Merger, the Company has acquired The Ohio Bank, First Western Bancorp, Inc., Wood Bancorp, Inc. and Mahoning Bancorp, Inc. Due to the Company's growth, the Board of Directors is of the opinion that certain provisions of the Current Code are no longer necessary or useful, and therefore proposes the adoption of the Restated Code.



EQUALITY PROVISIONS



     As part of the Merger, the respective Boards of Directors adopted provisions in the Current Code which would assure equal representation between Citizens and Mid Am for a period of three years following the Merger (the "Equality Provisions"). The Equality Provisions apply to the Company's Board of Directors, the Executive Committee of the Board, and the Management Executive Committee. The Equality Provisions assure that each of the foregoing groups contain an equal number of representatives from Citizens and Mid Am, and further provide a mechanism for filling vacancies created by the retirement, resignation or removal of any such representatives or members.



     In the opinion of the Board of Directors, the Equality Provisions described above are superfluous and unnecessary, due to the subsequent acquisitions by the Company and the unified nature of the Board and management team. Accordingly, the proposed Amended and Restated Code of Regulations eliminate Sections 7(b), 8(b), portions of Sections 17 and 20, and all of Section 35 of the Current Code.



DIRECTOR REMOVAL



     The Current Code permits the removal of directors only with cause and by the affirmative vote of eighty percent of the Board of Directors. Ohio law permits the removal of directors with or without cause. Furthermore, the eighty percent vote requirement is not consistent with other supermajority voting requirements contained in the Current Code. Accordingly, the Restated Code would permit the removal of directors with or without cause by the affirmative vote of not less than seventy percent of the Board of Directors.



OTHER PROVISIONS



     The Restated Code also makes certain other clarifying, technical or correcting amendments, including: (i) the clarification of the powers of the Executive Committee of the Board with respect to acquisitions and the election or removal of officers; (ii) the elimination of the requirement that the Company appoint a Chief Operating Officer, Senior Chairman or one or more Vice Chairmen;
(iii) the clarification that the Board of Directors may have its annual organizational meeting at its next regular meeting following the annual shareholder's meeting; (iv) the elimination of the unnecessary provisions relating to compensation of directors and bond; and (v) the resolution of an inconsistency in the Notice of Meetings and Record Date provisions.



     Because the Board of Directors has conditioned the effectiveness of any of the foregoing sub-proposals on the adoption of all of the proposed amendments to the Code of Regulations, the amendments are to be considered together as Proposal 2. Proposal 2 to adopt the Amended and Restate Code of Regulations must be approved by the affirmative vote of the holders of a majority of the shares of the Company's Common Stock, assuming a quorum is present at the Annual Meeting. Proxies will be voted in favor of Proposal 2, unless otherwise instructed by the shareholder.

Abstentions and shares not voted by the holder will have the practical effect of a vote against Proposal 2.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

                              CERTAIN TRANSACTIONS

     Directors and executive officers of the Company and their associates were customers of, or had transactions with, the Company or the Company's banking or other subsidiaries in the ordinary course of business during 1999. Additional transactions may be expected to take place in the future. All outstanding loans to directors and executive officers and their associates, commitments and sales, purchases and placements of investment securities and other financial instruments included in such transactions were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral where applicable, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16 of the Securities Exchange Act of 1934, members of the Board of Directors and certain executive officers of the Company and its subsidiaries file periodic reports with the Securities and Exchange Commission disclosing their beneficial ownership of Common Stock. During 1999, and based solely upon a review of such reports, the Company believes that all filing requirements under Section 16 were complied with on a timely basis.

                                    AUDITORS

     During 1999, the Company engaged Crowe, Chizek and Company LLP to provide audit services for the Company and its subsidiaries and to provide certain non-audit services including advice on accounting, tax and reporting matters. Pursuant to the recommendation of the Audit Committee, the Board of Directors has retained Crowe, Chizek and Company LLP as its independent auditors for 2000. A representative of Crowe, Chizek and Company LLP will be at the Annual Meeting of Shareholders and such representative will have an opportunity to make a statement if (s)he desires to do so, and will be available to respond to appropriate questions.

                           2001 SHAREHOLDER PROPOSALS

     To be considered eligible for inclusion in the Company's Proxy Statement for the 2001 Annual Meeting of Shareholders, a proposal must be made by a qualified shareholder and received by the Company at its principal office in Bowling Green, Ohio, prior to November 20, 2000. Any shareholder who intends to propose any other matter to be acted upon at the 2001 Annual Meeting of Shareholders must inform the Company not less than sixty nor more than ninety days prior to the meeting; provided, however, that if less than seventy-five days' notice or prior public disclosure of the date of the meeting is given to shareholders, notice by the shareholder must be received not later than the close of business on the fifteenth day following the earlier of the day on which such notice of the date of the meeting was mailed or such public disclosure was made. If notice is not provided by that date, the persons named in the Company's proxy for the 2001 Annual Meeting will be allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in the proxy statement for the 2001 Annual Meeting.

                                 OTHER BUSINESS

     The Board of Directors of the Company is not aware of any other matters that may come before the Annual Meeting. However, the enclosed proxy will confer discretionary authority with respect to matters which are not now known to the Board of Directors and which may properly come before the meeting.

March 6, 2000                             By Order of the Board of Directors

                                          /s/ W. GRANGER SOUDER, JR.
                                          W. GRANGER SOUDER, JR.
                                          Secretary

                                    ANNEX 1

                              AMENDED AND RESTATED
                                  REGULATIONS
                                       OF
                           SKY FINANCIAL GROUP, INC.

                            MEETINGS OF SHAREHOLDERS

SECTION 1. ANNUAL MEETING.

     The annual meeting of shareholders of the Corporation shall be held on the first Thursday in March or at such other time and on such business day as the directors may determine each year. The annual meeting shall be held at the principal office of the Corporation or at such other place within or without the State of Ohio as the directors may determine. The directors shall be elected thereat and such other business transacted as may properly be brought before the meeting.

SECTION 2. SPECIAL MEETINGS.

     Special meetings of the shareholders may be called at any time by the Chairman of the Board, the Chief Executive Officer, the President, or by the directors by action at a meeting or a majority of the directors acting without a meeting or by shareholders holding 50% or more of the outstanding shares entitled to vote thereat. Such meetings may be held within or without the State of Ohio at such time and place as may be specified in the notice thereof.

SECTION 3. NOTICE OF MEETINGS.

     Written notice of every annual or special meeting of the shareholders stating the time, place and purposes thereof shall be given to each shareholder entitled to notice as provided by law, not less than seven nor more than ninety days before the date of the meeting. Such notice may be given by or at the direction of the Chairman of the Board, the President, any Vice President or the Secretary by personal delivery or by mail addressed to the shareholder at his last address as it appears on the records of the Corporation. Any shareholder may waive in writing notice of any meeting, either before or after the holding of such meeting, and, by attending any meeting without protesting the lack of proper notice, shall be deemed to have waived notice thereof.

SECTION 4. PERSONS BECOMING ENTITLED BY OPERATION OF LAW OR TRANSFER.

     Every person who, by operation of law, transfer or any other means whatsoever, shall become entitled to any shares, shall be bound by every notice in respect of such share or shares which previously to the entering of his name and address on the records of the Corporation shall have been duly given to the person from whom he derives his title to such shares.

SECTION 5. QUORUM AND ADJOURNMENTS.

     Except as may be otherwise required by law or by the Articles of Incorporation or these Regulations, the holders of a majority of the then-outstanding shares entitled to vote in an election of directors, taken together as a single class ("Voting Shares"), present in person or by proxy, shall constitute a quorum; provided that any meeting duly called, whether a quorum is present or otherwise may, by vote of the holders of the majority of the Voting Shares represented thereat, adjourn from time to time, in which case no further notice of any such adjourned meeting need be given.

SECTION 6. BUSINESS TO BE CONDUCTED AT MEETINGS.

     At any meeting of shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before a meeting of shareholders, business must be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the directors, otherwise properly brought before the meeting by or at the direction of the directors or otherwise properly brought before the meeting by a shareholder. For business to be properly brought before a meeting of shareholders by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy-five (75) days' notice or prior public disclosure of the date of the meeting is given or made to the shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the fifteenth (15th) day following the earlier of the day on which such notice of the date of the meeting was mailed or such public disclosure was made. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by such shareholder, and (iv) any material interest of such shareholder in such business.

     Notwithstanding anything in the Regulations of the Corporation to the contrary, no business shall be conducted at a meeting of shareholders except in accordance with the procedures set forth in this Section 6.

     The Chairman of the meeting of shareholders shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 6 in which event any such business not properly brought before the meeting shall not be acted upon.

                                   DIRECTORS

SECTION 7. NUMBER.

     The number of directors shall not be less than five (5) nor more than thirty-five (35), the exact number of directors to be determined from time to time by an seventy (70) percent majority vote of the directors then in office, and such exact number shall be twenty-eight (28) until otherwise so determined.

SECTION 8. NOMINATIONS.

     (a) Only persons who are nominated in accordance with the procedures set forth in this Section 8 shall be eligible for election by shareholders as directors. Nominations of persons for election as directors of the Corporation may be made at a meeting of shareholders by or at the direction of the directors by any nominating committee or person appointed by the directors, including any shareholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in paragraph (b) of this Section 8. No person shall be eligible for election by shareholders as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 8.

     (b) Nominations other than those made by or at the direction of the directors, shall be made only pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy-five
(75) days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so delivered or received not later than the close of business on the fifteenth (15th) day following the earlier of the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such shareholder's notice shall set forth (a) as to each person who is not an incumbent director whom the shareholder proposes to nominate for election as a director, (i) the name, age, business address and residence address of such person; (ii) the principal occupation or employment of such person; (iii) the class and number of shares of the Corporation which are beneficially owned by such person; and (iv) any other information relating to such person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended; and (b) as to the shareholder giving the notice, (i) the name and record address of such shareholder and (ii) the class and number of shares of the Corporation which are beneficially owned by such shareholder. Such notice shall be accompanied by the written consent of each proposed nominee to serve as a director of the Corporation, if elected. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the provisions of this Section 8, and, if he should so determine, the defective nomination shall be void and ineffective and the person or persons so nominated shall not be eligible for election.

SECTION 9. CLASSIFICATION, ELECTION AND TERM OF OFFICE OF DIRECTORS.

     The directors shall be divided into three classes, as nearly equal in number as possible, and one of the classes shall be elected for a three-year term of office at each annual shareholders meeting. At the annual meeting of shareholders in 1985, one class of directors shall be elected for a one-year term, one class shall be elected for a two-year term and one class shall be elected for a three-year term. At each succeeding annual meeting of shareholders, successors to the class of directors whose term expires in that year will be elected to a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of such class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and his successor shall be elected and shall qualify, subject, however, to prior death, resignation, or removal from office. Election of directors shall be by ballot whenever requested by any person entitled to vote at the meeting; but unless so requested such election may be conducted in any way approved at such meeting.

SECTION 10. REMOVAL.

     Directors may be removed with or without cause by the affirmative vote of not less than 70 percent of the whole Board of Directors of the Corporation.

SECTION 11. VACANCIES.

     Whenever any vacancy shall occur among the directors, the remaining directors shall constitute the directors of the Corporation until such vacancy is filled or until the number of directors is changed pursuant to Section 7 hereof. Except in cases where a director is removed as provided by law and these Regulations and his successor is elected by the shareholders, the remaining directors may, by a vote of a majority of their number, fill any vacancy for the unexpired term. A majority of the directors then in office may also fill any vacancy that results from an increase in the number of directors.

SECTION 12. QUORUM AND ADJOURNMENTS.

     A majority of the directors in office at the time shall constitute a quorum, provided that any meeting duly called, whether a quorum is present or otherwise, may, by vote of a majority of the directors present, adjourn from time to time and place to place within or without the State of Ohio, in which case no further notice of the adjourned meeting need be given. At any meeting at which a quorum is present, all questions and business shall be determined by the affirmative vote of not less than a majority of the directors present, except as is otherwise provided in the Articles of Incorporation or these Regulations or is otherwise authorized by Section 1701.60(A)(1) of the Ohio Revised Code.

SECTION 13. ORGANIZATION MEETING.

     Immediately after each annual meeting of the shareholders at which directors are elected, or the next regular meeting of the directors thereafter, the directors shall hold an organization meeting for the purpose of electing officers and transacting any other business. If held immediately after the annual meeting, notice of such meeting need not be given.

SECTION 14. REGULAR MEETINGS.

     Regular meetings of the directors may be held at such times and places within or without the State of Ohio as may be provided for in by-laws or resolutions adopted by the directors and upon such notice, if any, as shall be so provided for.

SECTION 15. SPECIAL MEETINGS.

     Special meetings of the directors may be held at any time within or without the State of Ohio upon call by the Chairman of the Board, the President, or by any two directors. Notice of each such meeting shall be given to each director by personal delivery, by mail, cablegram or telegram, or by telephone not less than two days prior to such meeting or such shorter notice as the directors shall deem necessary and warranted under the circumstances. Any director may waive in writing notice of any meeting, and, by attending any meeting without protesting the lack of proper notice, shall be deemed to have waived notice thereof. Unless otherwise limited in the notice thereof, any business may be transacted at any organization, regular or special meeting.

                    EXECUTIVE COMMITTEE AND OTHER COMMITTEES

SECTION 16. MEMBERSHIP AND ORGANIZATION.

     (a) The directors, at any time, may elect from their number an Executive Committee which shall consist of four or more directors of the Corporation, each of whom shall hold office during the pleasure of the directors and may be removed at any time, with or without cause, by vote thereof.

     (b) Vacancies occurring in the Executive Committee may be filled by the directors.

     (c) In the event the directors have not designated a Chairman, the Executive Committee shall appoint one of its own number as Chairman who shall preside at all meetings and may also appoint a Secretary (who need not be a member of the Executive Committee) who shall keep its records and who shall hold office at the pleasure of the Executive Committee.

SECTION 17. MEETINGS.

     (a) Regular meetings of the Committee may be held without notice of the time, place or purposes thereof and shall be held at such times and places within or without the State of Ohio as the Committee may from time to time determine.

     (b) Special meetings may be held upon notice of the time, place and purposes thereof at any place within or without the State of Ohio and until otherwise ordered by the Committee shall be held at any time and place at the call of the Chairman or any two members of the Committee.

     (c) At any regular or special meeting the Committee may exercise any or all of its powers, and any business which shall come before any regular or special meeting may be transacted thereat, provided a majority of the Committee is present, but in every case the affirmative vote of a majority of all of the members of the Committee shall be necessary to take any action.

     (d) Any authorized action by the Committee may be taken without a meeting by a writing signed by all the members of the Committee.

SECTION 18. POWERS.

     Except as its powers, duties and functions may be limited or prescribed by the directors, during the intervals between the meetings of the directors, the Committee shall possess and may exercise all the powers of the directors provided that the Committee shall not be empowered to declare dividends, elect or remove officers at the level of Executive Vice President or above, fill vacancies among the directors or Executive Committee, adopt an agreement of merger or consolidation in which the consideration to be paid or exchanged by the Corporation has a value in excess of five million dollars ($5,000,000), recommend to the shareholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, or a merger or consolidation wherein the Corporation will not be the surviving corporation, nor recommend to the shareholders a dissolution of the Corporation or revocation of a dissolution. All actions of the Committee shall be reported to the directors at their meeting next succeeding such action.

SECTION 19. OTHER COMMITTEES.

     (a) The directors may elect other committees from among the directors in addition to or in lieu of the Executive Committee and give to them any of the powers which under the foregoing provisions could be vested in the Executive Committee.

     (b) Vacancies occurring in any committee formed pursuant to Section 19(a) may be filled by the directors.

                                    OFFICERS

SECTION 20. OFFICERS DESIGNATED.


     The directors, at their organization meeting or at a special meeting held in lieu thereof or to the extent otherwise necessary shall elect, and unless otherwise determined by the directors there shall be, a Chairman of the Board, a Chief Executive Officer, a President, a Secretary, a Treasurer and, in their discretion, one or more Vice Presidents, an Assistant Secretary or Secretaries, an Assistant Treasurer or Treasurers, and such other officers as the directors may deem appropriate. Any two or more of such offices other than that of President and Vice President, or Secretary and Assistant Secretary, or Treasurer and Assistant Treasurer, may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law, the Articles of Incorporation, these Regulations or any by-laws to be executed, acknowledged, or verified by two or more officers.


SECTION 21. TENURE OF OFFICE.

     The officers of the Corporation shall hold office for such terms as the directors shall determine from time to time. The directors may remove any officer at any time with or without cause by a majority vote of the directors in office at the time. A vacancy, however created, in any office may be filled by election by the directors.

SECTION 22. CHAIRMAN OF THE BOARD.

     The Chairman of the Board shall preside at meetings of the shareholders and directors, shall initiate and develop broad corporate policies and shall have such other powers and duties as may be prescribed by the directors. Except where the signature of the President is required by law, the Chairman of the Board shall possess the same power as the President to execute all authorized deeds, mortgages, bonds, contracts and other instruments and obligations in the name of the Corporation.

SECTION 23. CHIEF EXECUTIVE OFFICER AND PRESIDENT.

     The Chief Executive Officer and President of the Corporation shall have general supervision over its property, business and affairs, subject to the directions of the Chairman of the Board and/or the directors. Unless otherwise determined by the directors, he shall have authority to execute all authorized deeds, mortgages, bonds, contracts and other instruments and obligations in the name of the Corporation, and in the absence of the Chairman of the Board shall preside at meetings of the shareholders and the directors. He shall have such other powers and duties as may be prescribed by the directors.

SECTION 24. VICE PRESIDENTS.

     The Vice Presidents shall have such powers and duties as may be prescribed by the directors or as may be delegated by the Chairman of the Board or the President.

SECTION 25. SECRETARY.

     The Secretary shall attend and keep the minutes of all meetings of the shareholders and of the directors. He shall keep such books as may be required by the directors and shall give all notices of meetings of shareholders and directors, provided, however, that any persons calling such meetings may, at their option, themselves give such notice. He shall have such other powers and duties as may be prescribed by the directors or the President.

SECTION 26. TREASURER.

     The Treasurer shall receive and have in charge all money, bills, notes, bonds, stocks in other corporations and similar property belonging to the Corporation and shall do with the same as shall be ordered by the directors. He shall keep accurate financial accounts and hold the same open for inspection and examination of the directors. On the expiration of his term of office, he shall turn over to his successor, or the directors, all property, books, papers and money of the Corporation in his hands. He shall have such other powers and duties as may be prescribed by the directors or the President.

SECTION 27. DELEGATION OF DUTIES.

     The directors are authorized to delegate the duties of any officers to any other officer and generally to control the action of the officers and to require the performance of duties in addition to those mentioned herein.

SECTION 28. COMPENSATION.

     The directors are authorized to determine or to provide the method of determining the compensation of all officers.

SECTION 29. SIGNING CHECKS AND OTHER INSTRUMENTS.

     The directors are authorized to determine or provide the method of determining how checks, notes, bills of exchange and similar instruments shall be signed, countersigned or endorsed.

                   INDEMNIFICATION OF DIRECTORS AND OFFICERS

SECTION 30. INDEMNIFICATION.

     The Corporation shall indemnify any director or officer and any former director or officer of the Corporation and any such director or officer who is or has served at the request of the Corporation as a director, officer or trustee of another corporation, partnership, joint venture, trust or other enterprise (and his heirs, executors and administrators) against expenses, including attorney's fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him by reason of the fact that he is or was such director, officer or trustee in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative to the full extent permitted by applicable law. The indemnification provided for herein shall not be deemed to restrict the power of the Corporation (i) to indemnify employees, agents and others to the extent not prohibited by law, (ii) to purchase and maintain insurance or furnish similar protection on behalf of or for any person who is or was a director, officer or employee of the Corporation, or any person who is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such, and (iii) to enter into agreements with persons of the class identified in clause (ii) above indemnifying them against any and all liabilities (or such lesser indemnification as may be provided in such agreements) asserted against or incurred by them in such capacities.

                    PROVISIONS IN ARTICLES OF INCORPORATION

SECTION 31. PROVISIONS IN ARTICLES OF INCORPORATION.

     These Regulations are at all times subject to the provisions of the Articles of Incorporation of the Corporation as the same may be in effect from time to time, including without limitation the provisions of said Articles of Incorporation granting the holders of "Serial Shares" the right to elect two members of the Board of Directors during the pendency of any default in dividends on the Serial Shares as said terms are defined in said Articles of Incorporation.

                               LOST CERTIFICATES

SECTION 32. LOST CERTIFICATES.

     The directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon such terms and conditions as they may deem advisable upon satisfactory proof of loss or destruction thereof. When authorizing such issue of a new certificate, the directors may, as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as the directors shall require and/or to give the Corporation a suitable bond or indemnity against loss by reason of the issuance of a new certificate.

                                  RECORD DATES

SECTION 33. RECORD DATES.

     For any lawful purpose, including, without limitation, the determination of the shareholders who are entitled to: (i) receive notice of or to vote at a meeting of shareholders; (ii) receive payment of any dividend or distribution;
(iii) receive or exercise rights of purchase of or subscription for, or exchange or conversion of, shares or other securities, subject to contract rights with respect thereto; or (iv) participate in the execution of written consents, waivers, or releases, the directors may fix a record date which shall not be a date earlier than the date on which the record date is fixed and, in the cases provided for in clauses (i), (ii) and (iii) above, shall not be more than ninety
(90) nor fewer than seven (7) days, unless the Articles of Incorporation specify a shorter or a longer period for such purpose, preceding the date of the meeting of the shareholders, or the date fixed for the payment of any dividend or distribution, or the date fixed for the receipt or the exercise of rights, as the case may be.

                                   AMENDMENTS

SECTION 34. AMENDMENTS.

     (a) These Regulations may be altered, changed or amended in any respect or superseded by new Regulations in whole or in part, by the affirmative vote of the holders of a majority of the Voting Shares present in person or by proxy at an annual or special meeting called for such purpose.


     (b) Notwithstanding the provisions of Section 34(a) hereof and notwithstanding the fact that a lesser percentage may be specified by law or in any agreement with any national securities exchange or any other provision of these Regulations, the amendment, alteration, change or repeal of, or adoption of any provisions inconsistent with, Sections 7, 9 or 10 of these Regulations shall require the affirmative vote of at least seventy-five (75) percent of the Voting Shares, present in person or by proxy, at any annual meeting or special meeting duly called for the purpose of acting on any such amendment, alteration, change, repeal or adoption, unless such amendment, alteration, change, repeal or adoption has been recommended by at least two-thirds of the members of the Board of Directors of the Corporation then in office, in which event the provisions of
Section 34(a) hereof shall apply.

HARDING & HEAL, INC. PROOF #2 2/25/00 15.00 CUST. THE BANK OF NEW YORK FILE NAME 71532 SKY FINANCIAL P/L
ATTN: CAMILLE NUNNARI(THIS SIDE PRINTS ALL RED)


                           [SKY FINANCIAL GROUP LOGO]


     Dear Shareholder,

     Enclosed is your Notice of Annual Meeting of Shareholders and related Proxy Statement for our 2000 Annual Meeting. Also enclosed is the Company's Annual Report for 1999. The business of the 2000 Annual Meeting, including the matters to be voted upon as described in the Notice and Proxy Statement, will be conducted on April 19, 2000 at 9:00 a.m. at The Forum, One Cleveland Center, 1375 East 9(th)Street, Cleveland, Ohio. You are welcome to attend this Annual Meeting of Shareholders. The matters to be acted upon at the meeting are important to you as a shareholder. Therefore, whether or not you plan to attend, we urge you to complete and return the proxy card at your earliest convenience. We look forward to seeing you at our Annual Meeting.

     Sincerely,

     Marty E. Adams
     Marty E. Adams
     President and CEO

                                                        PLEASE DETACH PROXY CARD HERE
                                                       \/                         \/
------------------------------------------------------------------------------------------------------------------------------------

          [         ]

DIRECTORS RECOMMEND A VOTE FOR PROPOSAL 1.
1. Election of all Nominees     FOR all nominees    [   ]    WITHHOLD AUTHORITY to vote       [   ]   *EXCEPTIONS   [  ]
   for Director in Class II.    listed below        [   ]    for all nominees listed below    [   ]                 [  ]

Nominees for Director in Class II: David A. Bryan, Keith D. Burgett, George N. Chandler, II, Robert C. Duvall, Del E. Goedeker,
                                   H. Lee Kinney, Thomas S. Noneman, Gregory L. Ridler, Emerson J. Ross. Jr. and Douglas J. Shierson

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN
 THE SPACE PROVIDED BELOW.)
*Exceptions
           ------------------------------------------------------------------------------------------------------------------------
DIRECTORS RECOMMEND A VOTE FOR PROPOSAL 2.
2. PROPOSALS TO APPROVE AND ADOPT AN AMENDMEND AND RESTATED CODE OF REGULATIONS
   (i).   The elimination of certain provisions adopted in the Company's 1998 merger-of-equals to assure equality in the Board of Directors, Board
          Executive Committee and Management Executive Committee.
   (ii).  Permitting directors of the Board of the Company to be removed with
          Or without cause by the affirmative vote of seventy percent of the
          Board of Directors.
   (iii). The amendment of various other provisions relating to the powers of the Board Executive Committee, Officer titles and other technical or
          correcting provisions.                                                    PLEASE CHECK THE BOX TO THE RIGHT IF     [   ]
                                                                                    YOU WISH TO ATTEND THE ANNUAL MEETING
                                                                                    PLEASE SEE LETTER TO
          FOR  [ ]       AGAINST  [ ]       ABSTAIN  [ ]                            SHAREHOLDERS FOR DETAILS.

                                                                                               ADDRESS CHANGE AND/OR
                                                                                               COMMENTS MARK HERE            [   ]


                                                                                   Please be sure to sign and date the Proxy Voting
                                                                                   Instruction Card. Which signing as attorney,
                                                                                   executor, aministrator, trustee or guardian,
                                                                                   please give full title as such. If more than one
                                                                                   owner, all should sign.

                                                                                   Dated:                                    , 2000
                                                                                          ----------------------------------

                                                                                   ------------------------------------------------
                                                                           |                           Signature
                                                                           |
                                                                           |
                                                                     ------        ------------------------------------------------
                                                                                                       Signature

PLEASE DATE, SIGN AND MAIL THIS PROXY TO THE BANK OF NEW YORK.                      Votes MUST be indicated    [X]
AN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.                                       (x) in black or blue ink.
------------------------------------------------------------------------------------------------------------------------------------


                                                          PLEASE DETACH HERE
                                            YOU MUST DETACH THIS PORTION OF THE PROXY CARD
                                       \/    BEFORE RETURNING IT IN THE ENCLOSED ENVELOPE  \/

HARDING & HEAL, INC. PROOF #2 2/25/00 1800 CUST. THE BANK OF NEW YORK FILE NAME 71532 SKY FINANCIAL P/L
ATTN: CAMILLE NUNNARI

































--------------------------------------------------------------------------------
                            SKY FINANCIAL GROUP, INC.
                          PROXY VOTING INSTRUCTION CARD

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                ANNUAL MEETING OF SHAREHOLDERS ON APRIL 19, 2000

     The undersigned hereby appoints Kenneth E. McConnell and C. Gregory Spangler, each of them, proxies, with the powers the undersigned would possess if present with full power of substitution, to vote all common shares of the undersigned in Sky Financial Group, Inc., at the Annual Meeting and at any adjournment or postponement thereof, upon all subjects that may properly come before the Annual Meeting, including the matters described in the Proxy Statement furnished herewith, subject to any directions indicated on this card. If no directions are given, the proxies will vote for the election of all listed nominees and for the adoption of the Amended and Restated Code of Regulations, and at their discretion, on any other matter that may properly come before the Annual Meeting

(Continued, and to be signed and dated, on the reverse side.)

                                              SKY FINANCIAL GROUP, INC.
                                              P.O. BOX 11486
                                              NEW YORK, N.Y. 10203-0486